Supplement to the
Fidelity Advisor International
Small Cap Fund
Institutional Class
December 29, 2003
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 8.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

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The following information replaces similar information found in the "Fund Management" section beginning on page 20.

Ben Paton and Tokuya Sano are co-managers of the fund, which they have managed since January 2004 and September 2002, respectively. Since joining Fidelity Investments in 1995, Mr. Paton has worked as a research analyst and manager. Since joining Fidelity Investments in 1993, Mr. Sano has worked as a research analyst and manager.

AISCI-04-03 October 30, 2004
1.790650.103